UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

811-03074

(Investment Company Act file number)

Northeast Investors Growth Fund

(Exact name of registrant as specified in charter)

100 High Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

(617) 523-3588

(Registrant’s telephone number, including area code)

Robert Kane

100 High Street

Boston, MA 02110

(Name and address of agent for service)

December 31

Date of fiscal year end

June 30, 2014

Date of reporting period

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Northeast
Investors Growth Fund

SEMI-ANNUAL REPORT
JUNE 30, 2014

N
N.E
60
20

Northeast Investors Growth Fund	Shareholder Letter

Dear Fellow Shareholders:

U.S. equity markets entered the fifth year of the current bull market in 2014. Since the bottom in March 2009, by the start of this year U.S. stocks had already more than doubled. Indices continued their upward trend in the opening months, but at a more measured pace than in years past. Northeast Investors Growth Fund finished the first half of 2014 on a strong note, almost doubling the return of the benchmark S&P 500 from early May until the end of June. We believe we are well-positioned with our current holdings as we head into the latter half of the year.

The Fund began the year in strong fashion, outperforming our benchmark through early March. Many of our large, multinational companies continued to benefit from further improving conditions in global economies. However, some of our positions in the internet and biotechnology industries bore the brunt of a sharp selloff in stocks with lofty valuations which had been the year’s star performers. Facebook, Yelp, and Manhattan Associates as well as Gilead and Celgene led an abrupt decline in the Fund versus our benchmark. Specifically, our deficit through June occurred in five short weeks into mid-April.

After discussion, we concluded this selloff was due more to a shift in sentiment regarding high valuation stocks than to company-specific reasons and reaffirmed our conviction to stay the course in the above names. Fortunately, these industries, which were so beaten down, began to recover in the second quarter. As mentioned above, we outperformed by more than 3% in this period, led again by most of the names mentioned above that had caused the decline. We continue to maintain overweight positions in both the Information Technology and Health Care sectors – confident in further revolutionary innovations from these fields in the years ahead. For the first half of 2014, Northeast Investors Growth Fund was flat with a -0.06% return compared to +7.13% for the benchmark S&P 500.

On the individual level, the strongest contributors to performance for the Fund were social media company Facebook, auto parts supplier Magna International, domestic oil explorer Pioneer Natural Resources, and diversified medical manufacturer Covidien. Covidien skyrocketed on the announcement of an acquisition by Medtronic. We have since taken our profits with the belief the stock will be range-bound until the deal is completed in late 2014 or early 2015.

At the time of this writing, mid-summer, while markets may not be as inexpensive as a few years ago and undervalued names tougher to find, we continue to view domestic equities favorably. The U.S. economy seems to have bounced back from a harsh winter slowdown by many measures. The employment picture has been improving gradually, consumer confidence has risen, and inflation has started inching toward more normal levels. Most of Europe has emerged from recession and is showing progress apart from some lingering financial maladies in the peripherals. Global central banks continue to support markets with easy money but the inevitable tightening is closer in sight.

We welcome and encourage you to contact us with any questions, concerns or comments. Please call us directly at 617-523-3588 or visit our website, www.northeastinvestorsgrowthfund.com, where you can view the Fund’s closing price, composition, and historical performance. If you follow your investments online, the ticker symbol for the Fund is NTHFX. Our lines of communication are always open to our most important partners – you our fellow shareholders. We continue to appreciate your support.

William A. Oates, Jr.

August, 2014

Semi-Annual Report | June 30, 2014	1

Northeast Investors Growth Fund	Portfolio Update
June 30, 2014 (Unaudited)

Average Annual Total Return (For the Period Ended June 30, 2014)

	1 Year	5 Year	10 Year	Expense Ratio

Northeast Investors Growth Fund	17.84%	13.21%	5.18%	1.23%*
S&P 500® Total Return Index	24.61%	18.83%	7.78%

*	As stated in the Fund’s most recent prospectus.

Performance Graph

The following graph compares the cumulative total shareholder return on the Northeast Investors Growth Fund shares to the cumulative total return on the S&P 500® Total Return Index, assuming an investment of $10,000 in both at their closing prices on December 31, 2003 and reinvestment of dividends and capital gains. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Keep in mind that past performance does not guarantee future returns, and an investment in the Fund is not guaranteed. For management’s discussion of the Fund’s performance for the six months ended June 30, 2014, including strategies and market conditions which influenced such performance, see the Shareholder Letter.

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	Six Months Ended June 30, 2014
Northeast Investors Growth Fund	$10,856	$12,092	$13,209	$15,045	$8,785	$11,337	$13,193	$12,159	$13,668	$17,238	$17,228
S&P 500® Total Return Index	$11,088	$11,633	$13,470	$14,210	$8,953	$11,322	$13,028	$13,303	$15,432	$20,430	$21,888

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Northeast Investors Growth Fund	Portfolio Update
June 30, 2014 (Unaudited)

Returns and Per Share Data

	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	Six Months Ended June 30, 2014
Net Asset Value	16.52	18.40	20.10	20.19	11.74	15.15	17.60	16.22	16.67	17.26	17.25
Dividend Dist.	0.05	0.00	0.00	0.04	0.05	0.00	0.03	0.00	0.10	0.08	0.00
Capital Gains Dist.	0.00	0.00	0.00	2.60	0.00	0.00	0.00	0.00	1.47	3.58	0.00
NEIG Return (%)	8.56%	11.38%	9.24%	13.90%	-41.61%	29.05%	16.38%	-7.84%	12.42%	26.11%	-0.06%
S&P 500® Return (%)	10.88%	4.91%	15.79%	5.49%	-37.00%	26.46%	15.06%	2.11%	16.00%	32.39%	7.14%

Semi-Annual Report | June 30, 2014	3

Northeast Investors Growth Fund	Portfolio Update
June 30, 2014 (Unaudited)

Ten Largest Investment Holdings

	Market Value	Percent of Net Assets
Facebook, Inc., Class A	$4,489,925	6.57%
Union Pacific Corp.	3,251,850	4.76%
Honeywell International, Inc.	2,890,745	4.23%
Pioneer Natural Resources Co.	2,861,135	4.18%
Mondelez International, Inc., Class A	2,751,172	4.02%
CVS Caremark Corp.	2,570,117	3.76%
Magna International, Inc.	2,537,513	3.71%
Walt Disney Co.	2,458,594	3.59%
United Technologies Corp.	2,424,450	3.55%
Celgene Corp.	2,267,232	3.32%

Summary of Sector Weightings as a Percentage of Net Assets

Percent of Net Assets
Consumer, Non-Cyclical	21.88%
Communications	19.93%
Industrial	15.16%
Consumer, Cyclical	14.06%
Financial	13.83%
Technology	8.20%
Energy	5.83%
Other Assets in Excess of Liabilities	1.11%
Total	100.00%

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Northeast Investors Growth Fund	Portfolio Update
June 30, 2014 (Unaudited)

Summary of Net Assets by Industry

	Market Value	% of Net Assets
Common Stocks
Internet	$11,166,706	16.34%
Banks	7,302,838	10.69%
Biotechnology	5,279,254	7.73%
Pharmaceuticals	5,166,593	7.55%
Oil & Gas	3,992,876	5.83%
Transportation	3,251,850	4.76%
Apparel	3,182,205	4.66%
Electronics	2,890,745	4.23%
Computers	2,869,326	4.19%
Food	2,751,172	4.02%
Software	2,742,841	4.01%
Retail	2,570,117	3.76%
Auto Parts & Equipment	2,537,513	3.71%
Media	2,458,594	3.59%
Aerospace/Defense	2,424,450	3.55%
Diversified Financial Services	2,149,242	3.14%
Miscellaneous Manufacturing	1,793,030	2.62%
Healthcare-Products	1,767,528	2.58%
Auto Manufacturers	1,320,330	1.93%
Total Common Stocks	67,617,210	98.89%
Other Assets in Excess of Liabilities	760,226	1.11%
Total Net Assets	68,377,436	100.00%

Semi-Annual Report | June 30, 2014	5

Northeast Investors Growth Fund	Disclosure of Fund Expenses
June 30, 2014 (Unaudited)

As a shareholder of the Northeast Investors Growth Fund (the “Fund”), you will incur ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2014 and held until June 30, 2014.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The expenses shown in the table are meant to highlight ongoing Fund costs. Therefore, the second line of each table below is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Net Expense Ratios	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During Period(a)
Northeast Investors Growth Fund
Actual Return	1.23%	$ 1,000.00	$ 999.40	$ 6.10
Hypothetical Return (5% return before expenses)	1.23%	$ 1,000.00	$ 1,018.70	$ 6.16

(a)

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

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Northeast Investors Growth Fund	Schedule of Investments
June 30, 2014 (Unaudited)

Description	Shares	Value $

COMMON STOCKS - 98.89%

Communications - 19.93%

Internet -16.34%
Amazon.com, Inc.(a)	5,550	$1,802,529
Facebook, Inc., Class A(a)	66,725	4,489,925
Google, Inc., Class A(a)	3,475	2,031,728
Google, Inc., Class C(a)	3,175	1,826,514
Yelp, Inc.(a)	13,250	1,016,010

		11,166,706

Media - 3.59%
Walt Disney Co.	28,675	2,458,594

Total Communications		13,625,300

Consumer, Cyclical - 14.06%

Apparel - 4.66%
NIKE, Inc., Class B	19,100	1,481,205
VF Corp.	27,000	1,701,000

		3,182,205

Auto Manufacturers -1.93%
Tesla Motors, Inc.(a)	5,500	1,320,330

Auto Parts & Equipment - 3.71%
Magna International, Inc.	23,550	2,537,513

Retail - 3.76%
CVS Caremark Corp.	34,100	2,570,117

Total Consumer, Cyclical		9,610,165

Consumer, Non-Cyclical - 21.88%

Biotechnology - 7.73%
Biogen Idec, Inc.(a)	2,900	914,399
Celgene Corp.(a)	26,400	2,267,232
Gilead Sciences, Inc.(a)	25,300	2,097,623

		5,279,254

Food - 4.02%
Mondelez International, Inc., Class A	73,150	2,751,172

   See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report | June 30, 2014	7

Northeast Investors Growth Fund	Schedule of Investments
June 30, 2014 (Unaudited)

Description	Shares	Value $

Consumer, Non-Cyclical - 21.88% (continued)
Healthcare-Products - 2.58%
Covidien PLC	19,600	$1,767,528

Pharmaceuticals - 7.55%
Johnson & Johnson	16,840	1,761,801
Novo Nordisk A/S, ADR	24,800	1,145,512
Perrigo Co. PLC	15,500	2,259,280

		5,166,593

Total Consumer, Non-Cyclical		14,964,547

Energy - 5.83%

Oil & Gas - 5.83%
Cabot Oil & Gas Corp.	33,150	1,131,741
Pioneer Natural Resources Co.	12,450	2,861,135

		3,992,876

Total Energy		3,992,876

Financial - 13.83%

Banks -10.69%
Bank of America Corp.	128,550	1,975,813
Citigroup, Inc.	37,425	1,762,717
Goldman Sachs Group, Inc.	9,500	1,590,680
Wells Fargo & Co.	37,550	1,973,628

		7,302,838

Diversified Financial Services - 3.14%
Visa, Inc., Class A	10,200	2,149,242

Total Financial		9,452,080

Industrial - 15.16%

Aerospace/Defense - 3.55%
United Technologies Corp.	21,000	2,424,450

Electronics - 4.23%
Honeywell International, Inc.	31,100	2,890,745

Miscellaneous Manufacturing - 2.62%
Danaher Corp.	15,000	1,180,950
Trinity Industries, Inc.	14,000	612,080

		1,793,030

   See accompanying notes which are an integral part of these financial statements.

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Northeast Investors Growth Fund	Schedule of Investments
June 30, 2014 (Unaudited)

Description	Shares	Value $

Industrial - 15.16% (continued)
Transportation - 4.76%
Union Pacific Corp.	32,600	$3,251,850

Total Industrial		10,360,075

Technology - 8.20%

Computers - 4.19%
Apple, Inc.	6,720	624,490
Manhattan Associates, Inc.(a)	65,200	2,244,836

Software - 4.01%		2,869,326

Akamai Technologies, Inc.(a)	31,600	1,929,496
athenahealth, Inc.(a)	6,500	813,345

		2,742,841

Total Technology		5,612,167

Total Common Stocks (Cost $52,565,153)		67,617,210

Total Investments - 98.89% (Cost $52,565,153)		67,617,210

Other Assets in Excess of Liabilities - 1.11%		760,226

Total Net Assets - 100.00%		$68,377,436

(a)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.

Common Abbreviations:

(ADR) American Depositary Receipt.

(PLC) Public Limited Company.

   See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report | June 30, 2014	9

Northeast Investors Growth Fund	Statement of Assets and Liabilities
June 30, 2014 (Unaudited)

ASSETS:
Investments, at market value (Cost $52,565,153)	$67,617,210
Cash	853,947
Dividends receivable	31,158
Receivable for shares sold	1,050
Other receivables	16,344

Total Assets	68,519,709

LIABILITIES:
Accrued investment advisory fee	36,317
Accrued insurance	28,750
Accrued audit expense	22,486
Accrued legal fees	20,740
Accrued administration fees	8,152
Payable for shares redeemed	4,319
Accrued printing fees	4,220
Accrued other expenses	17,289

Total Liabilities	142,273

NET ASSETS	$68,377,436

NET ASSETS CONSISTS OF:
Paid-in capital	$47,614,799
Undistributed net investment loss	(120,546)
Accumulated net realized gain	5,831,126
Net unrealized appreciation on investments	15,052,057

NET ASSETS	$68,377,436

Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,965,384
Net Asset Value, offering and redemption price per share	$17.25

   See accompanying notes which are an integral part of these financial statements.

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Northeast Investors Growth Fund	Statement of Operations
For the Six Months Ended June 30, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends, (net of foreign withholding taxes of $6,161)	$311,528

Total Investment Income	311,528

EXPENSES:
Investment advisory fee (Note D)	225,443
Administrative fees (Note C)	48,644
Transfer agent fees (Note C)	47,076
Audit fees	22,993
Legal fees	16,452
Registration and filing fees	15,670
Insurance	14,942
Trustee fees	14,859
Printing fees	9,810
Custodian fees	8,558
Miscellaneous fees	7,627

Total Expenses	432,074

Net Investment Loss	(120,546)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions	4,466,962
Net change in unrealized depreciation on investments	(4,595,223)

Net Loss on Investments	(128,261)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(248,807)

   See accompanying notes which are an integral part of these financial statements.

Semi-Annual Report | June 30, 2014	11

Northeast Investors Growth Fund	Statements of Changes in Net Assets

	Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$(120,546)	$165,023
Net realized gain on investment transactions	4,466,962	14,905,010
Net change in unrealized appreciation (depreciation) on investments	(4,595,223)	2,267,102

Net Increase (Decrease) in Net Assets Resulting from Operations	(248,807)	17,337,135

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	–	(298,442)
From net realized gains on investments	–	(13,455,146)

Net Decrease in Net Assets from Distributions	–	(13,753,588)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	456,692	829,656
Reinvestment of distributions	–	12,082,964
Cost of shares redeemed	(7,884,660)	(13,457,555)

Net Decrease in Net Assets from Fund Share Transactions	(7,427,968)	(544,935)

Net Increase / (Decrease) in Net Assets	(7,676,775)	3,038,612

NET ASSETS:
Beginning of period	76,054,211	73,015,599

End of period*	$68,377,436	$76,054,211

*Includes accumulated undistributed net investment income (loss):	$(120,546)	$–

   See accompanying notes which are an integral part of these financial statements.

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PAGE INTENTIONALLY LEFT BLANK

Northeast Investors Growth Fund

NET ASSET VALUE, BEGINNING OF PERIOD INVESTMENT OPERATIONS:
Net investment income/(loss)(a)
Net realized and unrealized gain/(loss) on investments

Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
From net realized gains

Total Distributions

NET ASSET VALUE, END OF PERIOD

TOTAL RETURN(b)

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (in 000s)
Ratio to average daily net assets:
Expenses
Net investment income/(loss)
PORTFOLIO TURNOVER RATE

(a)	Average share method used to calculate per share data.
(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Annualized.

   See accompanying notes which are an integral part of these financial statements.

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Financial Highlights
For a share outstanding through the periods presented

Six Months Ended June 30, 2014 (Unaudited)	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009

$17.26	$16.67	$16.22	$17.60	$15.15	$11.74
(0.03)	0.04	0.08	0.02	0.01	0.02
0.02	4.23	1.94	(1.40)	2.47	3.39

(0.01)	4.27	2.02	(1.38)	2.48	3.41

–	(0.08)	(0.10)	–	(0.03)	–
–	(3.60)	(1.47)	–	–	–

–	(3.68)	(1.57)	–	(0.03)	–

$17.25	$17.26	$16.67	$16.22	$17.60	$15.15

-0.06%	26.11%	12.42%	-7.84%	16.38%	29.05%

$68,377	$76,054	$73,016	$76,191	$93,264	$92,364

1.23%(c)	1.23%	1.38%	1.40%	1.39%	1.60%
(0.34)%(c)	0.22%	0.44%	0.14%	0.03%	0.16%
25%	82%	36%	49%	15%	36%

Semi-Annual Report | June 30, 2014	15

Northeast Investors Growth Fund	Notes to Financial Statements
June 30, 2014 (Unaudited)

NOTE A–ORGANIZATION

Northeast Investors Growth Fund (the “Fund”) is a diversified, no-load, open-end, series-type management investment company registered under the Investment Company Act of 1940, as amended. The Fund presently consists of one portfolio and is organized as a Massachusetts business trust.

The Fund’s objective is to produce long-term capital appreciation for its shareholders. The Fund maintains a flexible investment policy which primarily targets common stocks of large domestic companies. The Fund emphasizes well-known companies which it believes to have strong management, solid financial fundamentals and which are established leaders in their industries. The Fund generally invests in companies with market capitalizations in excess of $10 billion.

NOTE B–SIGNIFICANT ACCOUNTING POLICIES

Significant accounting policies of the Fund, which are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) are as follows:

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Investments in securities traded on national securities exchanges are valued based upon closing prices on the exchanges or last sales price. Securities traded in the over-the-counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Other short-term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value.

Securities and other assets for which market quotations are not readily available or are deemed unreliable (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to determine fair value of securities may include, but are not limited to, contractual restrictions, information of any recent sales, the analysis of the company’s financial statements, quotations or evaluated prices from broker-dealers and/or pricing services and information obtained from analysts. The Fund may use fair value pricing for foreign securities if a material event occurs that may effect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Fund prices its portfolio, generally at 4:00 p.m. EST. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. At June 30, 2014 there were no securities priced at fair value as determined in good faith.

Investment Transactions: Investment transactions are accounted for as of trade date. Realized gains and losses on investment transactions are determined on the identified cost basis.

Investment Income: Interest income is recognized on an accrual basis. Dividend income is recorded on the ex-dividend date, net of applicable withholding taxes.

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Northeast Investors Growth Fund	Notes to Financial Statements
June 30, 2014 (Unaudited)

Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code of 1986, as amended, and its policy is to distribute substantially all of its taxable income, including net realized capital gains, within the prescribed time periods.

As of and during the six months ended June 30, 2014, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognized interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. federal tax authorities for tax years 2010 through 2013.

Dividends and Distributions to Shareholders: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in capital. The Fund’s distributions and dividend income are recorded on the ex-dividend date.

Indemnification: In the normal course of business, the Fund may enter into contracts that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Concentration of Credit Risk: The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Subsequent Events: In accordance with U.S. GAAP, management has evaluated subsequent events through the date these financial statements were issued. All subsequent events determined to be relevant and material to these financial statements as a whole have been accordingly disclosed.

NOTE C–FUND ADMINISTRATION, ACCOUNTING, TRANSFER AGENCY,

SHAREHOLDER SERVICING AND OTHER AGREEMENTS

ALPS Fund Services, Inc. (“ALPS”) serves as Fund administrator for which it is compensated by the Fund. ALPS also serves as fund accountant, transfer agent and shareholder servicing agent. ALPS carries out all functions related to the maintenance of shareholder accounts, acquisition and redemption of shares and mailings to shareholders. ALPS also determines the Fund’s Net Asset Value.

Union Bank serves as custodian of portfolio securities and other assets.

Semi-Annual Report | June 30, 2014	17

Northeast Investors Growth Fund	Notes to Financial Statements
June 30, 2014 (Unaudited)

NOTE D–INVESTMENT ADVISORY AND SERVICE CONTRACT

Northeast Management & Research Company, Inc. (“NMR”) provides the Fund with the services of a Chief Compliance Officer and anti-money laundering officer. The Fund has an investment advisory and service contract with NMR (the “Advisor”). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1.00% of the first $10,000,000 of the Fund’s average daily net assets, 3/4 of 1.00% of the next $20,000,000 and 1/2 of 1.00% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the average daily net assets during the month preceding payment.

Under the Fund’s Investment Advisory Agreement (the “Agreement”), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund’s organization. Compensation to officers of the Fund or Advisor for services rendered to the Fund or to the Advisor are paid by the Advisor. Messrs. John C. Emery, Michael Baldwin, and F. Washington Jarvis, the Fund’s disinterested Trustees, are not officers or directors of the Advisor. The compensation of all disinterested Trustees of the Fund is borne by the Fund.

NOTE E–PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments, other than short-term securities, aggregated $17,669,846 and $24,995,044, respectively, for the six months ended June 30, 2014.

NOTE F–FUND SHARE TRANSACTIONS

Transactions in shares of beneficial interest for the years ended were as follows:

	6/30/2014
	(Unaudited)	12/31/2013

Shares sold	27,371	46,216
Shares reinvested	–	715,816
Shares redeemed	(469,781)	(734,696)

Net increase/(decrease) in shares outstanding	(442,410)	27,336

NOTE G–TAX BASIS INFORMATION

The tax character of distributions paid for the year ended December 31, 2013 were as follows:

Distributions Paid From:	2013

Ordinary Income	$377,970
Long Term Capital Gains	13,375,618

Total	$13,753,588

18	www.northeastinvest.com

Northeast Investors Growth Fund	Notes to Financial Statements
June 30, 2014 (Unaudited)

At June 30, 2014 the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

Cost of investments for income tax purposes	$52,565,153

Aggregate gross appreciation	$16,527,257
Aggregate gross depreciation	(1,475,200)

Net unrealized appreciation	$15,052,057

NOTE H–FAIR VALUE MEASUREMENTS

Accounting Standards Codification ASC 820, “Fair Value Measurements and Disclosures” (ASC 820) established a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The various inputs that may be used to determine the value of the Fund’s investments are summarized in the following fair value hierarchy:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 -

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or input other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 -

Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the six months ended June 30, 2014, maximized the use of observable inputs and minimized the use of unobservable inputs.

The following table summarizes the Fund’s investments as of June 30, 2014, based on the inputs used to value them.

	Level 1	Level 2	Level 3	Total

Common Stocks	$67,617,210	$–	$–	$67,617,210

TOTAL	$67,617,210	$–	$–	$67,617,210

Semi-Annual Report | June 30, 2014	19

Northeast Investors Growth Fund	Notes to Financial Statements
June 30, 2014 (Unaudited)

For the six months ended June 30, 2014, there have been no significant changes to the Fund’s fair value methodologies. Additionally, there were no transfers into or out of Levels 1 and 2 during the six months ended June 30, 2014. It is the Fund’s policy to recognize transfers at the end of the reporting period.

For the six months ended June 30, 2014, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value.

20	www.northeastinvest.com

Northeast Investors Growth Fund	Additional Information
June 30, 2014 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-855-755-6344, on the Fund’s website at www.northeastinvestorsgrowthfund.com or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 1-855-755-6344, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 1-855-755-6344. Furthermore, you may obtain a copy of the filing on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Semi-Annual Report | June 30, 2014	21

Northeast Investors Growth Fund	Board Approval of Investment Advisory Contract
June 30, 2014 (Unaudited)

At its meeting held on June 5, 2014, the Board of Trustees of the Fund, including the Independent Trustees voting separately, voted to approve a one year renewal of the Fund’s investment management agreement with Northeast Management & Research Company, Inc. (the “Investment Adviser”).

In reaching its decision, the Board considered information furnished to the Board at prior Board meetings, as well as information prepared specifically in connection with the annual contract review process. The Board also observed that there is a range of investment options available to shareholders of the Fund, including other mutual funds, and that the Fund’s shareholders have chosen to invest in the Fund. The Trustees reviewed and evaluated all information and factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The Board’s decision to approve the renewal was not based on any single factor. Each Trustee may have weighed certain factors differently.

The Investment Adviser presented detailed information to Board. Such information included (i) information confirming the financing condition of the Investment Adviser and the Investment Adviser’s profitability derived from its relationship with the Fund; (ii) a description of the personnel and services provided by the Investment Adviser; (iii) comparative information on investment performance fees and expenses; and (iv) information regarding brokerage and portfolio transactions.

The Board reviewed and considered the nature, extent and quality of services rendered to the Fund by the Investment Adviser. The Board took into account information furnished at meetings throughout the year as well as the materials furnished specifically in connection with the annual review process. The Board considered the background and experience of the Investment Adviser’s management team, and steps taken during the prior year to strengthen the investment process, enhance compliance and improve the shareholder service experience. The Board also reviewed and considered the qualifications of the current and anticipated portfolio managers to manage the portfolio of the Fund, including their history managing investments generally and growth oriented investments in particular, as well as the background and expertise of the key personnel and amount of time they would be able to devote to the affairs of the Fund. The Board concluded, in light of the particular requirements of the Fund, it was satisfied with the professional qualifications and overall commitment to the Fund of the anticipated portfolio management team and overall, was generally satisfied with the nature, extent and quality of investment advisory services provided to the Fund by the Investment Adviser.

The Board reviewed and considered the historical investment performance for the year-to-date, 1-year, 3-year, 5-year and 10-year periods, including comparative information against indexes and peer funds as determined by a third party, which reflected that the Fund’s performance was at or near the bottom of the peer group for those periods. The Board concluded that while the performance was disappointing relative to the index and peer measures, the differences were explainable based on the Investment Adviser’s investment approach and the Fund’s investment strategy. The Board determined that in light of the information taken as a whole and the nature of the investment program of the Fund, the investment performance was reasonable.

22	www.northeastinvest.com

Northeast Investors Growth Fund	Board Approval of Investment Advisory Contract
June 30, 2014 (Unaudited)

The Board reviewed and considered information provided by the Investment Adviser about fees, income and expenses, and the Investment Adviser’s profitability derived from its relationship with the Fund. The Board determined that the Investment Adviser is solvent and in a position to perform the ongoing responsibilities to the Fund, and that the profitability to the Investment Adviser under the agreement was not unreasonable.

The Board reviewed and considered the total advisory fees and the effective investment advisory fee rate paid by the Fund in the context of potential economies of scale that might be realized by the Fund and noted the current advisory fee schedule contains breakpoints.

The Board reviewed and considered the investment advisory fees or other payments received by the Investment Adviser from the Fund and the Fund’s expense ratio. The Board reviewed and considered the aggregate fees paid during the prior year by the Fund to the Investment Adviser, as well as comparative fee information for other funds in its peer group, as determined by a third party. The Board noted that the investment advisory fee paid to the Adviser by the Fund was lower than both the average and mean investment advisory fee charged by the funds in the peer group. The Board also noted that the Fund’s net expense ratio for the most recently completed fiscal year was in line with the median and slightly higher than the average of the funds in the selected peer group. After carefully considering the information provided and the factors noted above, the Board concluded that, in light of the services provided, the Fund’s fees paid to the Investment Adviser were fair.

Semi-Annual Report | June 30, 2014	23

TRUSTEES

William A. Oates, Jr.

Michael Baldwin

John C. Emery

F. Washington Jarvis

OFFICERS

William A. Oates, Jr., President

Robert B. Minturn, Vice President, Clerk & Chief Legal Officer

John F. Francini, Jr., Vice President & Chief Financial Officer

Richard G. Manoogian, Vice President & Chief Compliance Officer

Nancy M. Mulligan, Vice President

Robert M. Kane, Vice President

INVESTMENT ADVISOR

Northeast Management & Research Company, Inc.

100 High Street

Boston, Massachusetts 02110

CUSTODIAN

Union Bank

350 California Street, 6th Floor

San Francisco, CA 94104

LEGAL COUNSEL

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, Massachusetts 02109

TRANSFER AGENT

ALPS Fund Services, Inc.

1290 Broadway Suite 1100

Denver, Colorado 80203

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton LLP

75 State Street

Boston, MA 02109

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Past performance is not predictive of future results. You may lose money by investing in the Fund. The information in this letter should not be construed as a recommendation to purchase or sell a particular security, and there is no assurance the securities described remain part of the Fund’s portfolio today.

Shares of the Fund are sold to investors at net asset value by

Northeast Investors Growth Fund 100 High Street Boston, Massachusetts 02110 855-755-NEIG (6344) www.northeastinvestorsgrowthfund.com Must be preceded or accompanied by a prospectus.

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Reports to Stockholders filed under Item 1 of Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto Exhibits 99.302(i) CERT.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northeast Investors Growth Fund

By:	/s/ William A. Oates, Jr.
William A. Oates, Jr., President (principal executive officer)

Date:	August 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William A. Oates, Jr.
William A. Oates, Jr., President (principal executive officer)

Date:	August 27, 2014

By:	/s/ John F. Francini, Jr.
John F. Francini, Jr., Chief Financial Officer (principal financial officer)

Date:	August 27, 2014